Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.9%)
Brazil (1.1%)
*	Petroleo Brasileiro SA	10,725,700	52,585
Canada (5.3%)
	Enbridge Inc.	3,583,896	150,121
	TC Energy Corp. (XTSE)	1,131,596	61,219
	TC Energy Corp.	821,102	44,419
	ARC Resources Ltd.	1,240,738	11,900
			267,659
China (1.8%)
	China Gas Holdings Ltd.	17,858,400	44,575
[1]	China Yangtze Power Co. Ltd. GDR	1,341,436	44,553
			89,128
France (9.2%)
	TotalEnergies SE	4,003,345	200,467
	Engie SA (XPAR)	11,012,075	156,648
	TotalEnergies SE ADR	2,055,532	103,003
			460,118
Germany (1.4%)
	RWE AG	1,839,194	70,794
India (1.8%)
	Power Grid Corp. of India Ltd.	37,195,645	92,135
Italy (4.0%)
	Enel SpA	15,769,052	132,015
	Tenaris SA	6,225,360	69,328
			201,343
Norway (3.3%)
	Equinor ASA	6,220,889	157,627
	Equinor ASA ADR	295,551	7,516
			165,143
Russia (3.0%)
	LUKOIL PJSC ADR	1,482,002	151,062
Spain (2.7%)
	Iberdrola SA (XMAD)	11,502,441	135,949
United Kingdom (15.7%)
	BP plc	40,000,110	191,637
	Royal Dutch Shell plc Class A	7,542,546	172,791
	Royal Dutch Shell plc Class A ADR	3,497,439	160,603
	National Grid plc	8,538,943	109,329
	Royal Dutch Shell plc Class B	4,124,982	94,663

		Shares	Market Value ($000)
	BP plc ADR	1,423,805	40,991
	Royal Dutch Shell plc Class B ADR	363,679	16,671
			786,685
United States (48.6%)
	ConocoPhillips	4,334,572	322,882
	Marathon Petroleum Corp.	3,807,939	251,057
	Pioneer Natural Resources Co.	1,191,328	222,754
	Exelon Corp.	3,765,633	200,294
	Duke Energy Corp.	1,750,382	178,556
	NextEra Energy Inc.	2,001,727	170,807
	Southern Co.	2,086,212	130,013
	FirstEnergy Corp.	3,332,356	128,396
	Hess Corp.	1,551,820	128,134
	Coterra Energy Inc.	5,320,443	113,432
	American Electric Power Co. Inc.	1,313,045	111,228
	Edison International	1,745,285	109,831
	Sempra Energy (XNYS)	720,018	91,896
	Williams Cos. Inc.	3,150,748	88,505
	CenterPoint Energy Inc.	2,526,291	65,785
	Chesapeake Energy Corp.	974,472	62,113
	Avangrid Inc.	1,105,948	58,283
			2,433,966
Total Common Stocks (Cost $3,919,721)			4,906,567
Temporary Cash Investments (2.1%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund 0.070%	864	86
		Face Amount ($000)
Repurchase Agreement (2.1%)
	RBS Securities Inc., 0.050%, 11/1/21 (Dated 10/29/21, Repurchase Value $104,400,000, collateralized by U.S. Treasury Note/Bond 1.625%, 5/15/31, with a value of $106,488,000)	104,400	104,400
Total Temporary Cash Investments (Cost $104,486)			104,486
Total Investments (100.0%) (Cost $4,024,207)			5,011,053
Other Assets and Liabilities—Net (0.0%)			(1,995)
Net Assets (100%)			5,009,058
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $44,553,000, representing 0.9% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	2,754,210	—	—	2,754,210
Common Stocks—Other	328,784	1,823,573	—	2,152,357
Temporary Cash Investments	86	104,400	—	104,486
Total	3,083,080	1,927,973	—	5,011,053